                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                            _________________________



                                   FORM 8-K/A

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 3, 2000





                                  FMC CORPORATION
              (Exact name of registrant as specified in its charter)



         Delaware                          1-2376                94-4079804
(State or other jurisdiction            (Commission          (I.R.S. Employer
   of incorporation)                    File Number)         Identification No.)




               200 East Randolph Drive, Chicago, Illinois     60601
                (Address of principal executive offices)    (Zip Code)




                                   (312) 861-6000
                           Registrant's telephone number,
                                including area code






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This Form 8-K/A amends Form 8-K (dated November 3, 2000 and filed by FMC on
November 6, 2000) by providing (1) a PDF file attachment containing the slides presented at the analyst meeting on November 3, 2000, and (2) a reference to the company's web site address in Item 9.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are furnished as part of this report to the extent described in Item 9.


Exhibit         Topic                                   Presenters
Index
------------------------------------------------------------------------------
Exhibit         CORPORATE OVERVIEW
99a             Introduction and Summary of             Randall J. Woods
                Results Since Our 1998                  Robert N. Burt
                Analysts' Meeting                       Joseph H. Netherland
==============================================================================
Exhibit         Report of Chief Financial Officer       William H. Schumann
99b
==============================================================================
Exhibit         Energy Systems                          Peter D. Kinnear
99c
==============================================================================
Exhibit         Food and Transportation                 Charles H. Cannon
99d
==============================================================================
Exhibit         Agricultural Products Group             W. Kim Foster
99e
==============================================================================
Exhibit         Specialty Chemicals Group               Ted Butz
99f
==============================================================================
Exhibit         Industrial Chemicals Group              Robert I. Harries
99g
------------------------------------------------------------------------------

Item 9. Regulation FD Disclosure. The analysts' meeting of FMC Corporation was held on November 3, 2000 in New York City. Presentations made by FMC officers at the meeting are available for replay via webcast that may be accessed at the company's website (www.fmc.com). Slide presentations made at the meeting are also available at the company's website and are attached hereto as exhibits to this report. The posting and furnishing of this information is not intended to, and does not, constitute a determination by the company that the information is material or that investors should consider this information before deciding to buy or sell FMC securities.

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                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     FMC CORPORATION


                                     By /s/ Stephen F. Gates
                                        ------------------------------
                                        Stephen F. Gates
                                        Senior Vice President, General
                                         Counsel and Secretary




Date: November 9, 2000